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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                                                SECOND AMENDED AND RESTATED
                                        REGISTRATION RIGHTS AGREEMENT (this
                                        "Agreement"), dated as of May 30, 2002,
                                        by and among APOLLO INVESTMENT FUND III,
                                        L.P., a Delaware limited partnership
                                        ("AIF III"), APOLLO OVERSEAS PARTNERS
                                        III, L.P., a Delaware limited
                                        partnership ("Overseas Partner"), and
                                        APOLLO (U.K.) PARTNERS III, L.P., a
                                        limited partnership organized under the
                                        laws of the United Kingdom ("U.K.
                                        Partners," together with AIF III and
                                        Overseas Partners, the "Apollo
                                        Investors"), those parties listed on
                                        Schedule I attached hereto (each a
                                        "Management Person," and collectively,
                                        the "Management Persons") and QUALITY
                                        DISTRIBUTION, INC., a Florida
                                        corporation (the "Company").

          WHEREAS, the Apollo Investors currently own certain outstanding shares of common stock, $0.01 par value per share (the "Common Stock"), and 13.75% Senior Exchangeable Preferred Stock, $0.01 par value per share, of the Company;

          WHEREAS, the Apollo Investors and the Company are parties to an Amended and Restated Registration Rights Agreement, dated as of August 28, 1998, which grants the Apollo Investors registration and other rights relating to such shares of Common Stock and 13.75% Exchangeable Preferred Stock of the Company owned by the Apollo Investors;

          WHEREAS, on May 23, 2002, the Company filed a Certificate of Designation with respect to its 13.75% Senior Exchangeable Preferred Stock, pursuant to which the Company amended and restated the terms of its 13.75% Senior Exchangeable Preferred Stock and designated the 13.75% Senior Exchangeable Preferred Stock as 13.75% Preferred Stock (the "13.75% Preferred Stock");

          WHEREAS, pursuant to the terms of a Lock-Up and Purchase Agreement, dated as of April 10, 2002, as amended by the Waiver thereto dated as of May 10, 2002 (the "Apollo Lock-Up Agreement"), the Apollo Investors are acquiring the number of additional outstanding shares of 13.75% Preferred Stock as set forth on Annex A hereto;

          WHEREAS, pursuant to the terms of a Lock-Up Agreement, dated as of April 10, 2002 (the "Management Group Lock-Up Agreement"), each Management Person is acquiring the number of outstanding shares of 13.75% Preferred Stock as set forth on Annex A hereto;

          WHEREAS, the Apollo Investors and the Company desire to restate the registration and other rights relating to the shares (the "Apollo Shares") of Common Stock and 13.75% Preferred Stock held by the Apollo Investors and to grant the Management Persons

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certain registration and other rights relating to the shares (the "Management
Group Shares") of 13.75% Preferred Stock held by the Management Persons.

            NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Apollo Investors, the Management Persons and the Company hereby agree as follows:

     1.   Definitions. For the purpose of this Agreement:

          (a) The terms "register," "registered" and "registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "Commission") a registration statement or statements or similar documents in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering by the Commission of the effectiveness of such registration statement.

          (b)  The term "Registrable Securities" means (i) the Apollo Shares and
(ii) any other shares of Common Stock and 13.75% Preferred Stock (including shares of Common Stock and 13.75% Preferred Stock subsequently acquired by the Apollo Investors) that during the term of this Agreement become beneficially owned by the Apollo Investors. The term "Registrable Securities" shall also include any Common Stock or 13.75% Preferred Stock issued as a dividend, stock split or other distribution with respect to, or in exchange for, upon reclassification or in replacement of, Registrable Securities. In the event of any recapitalization by the Company, whether by stock split, reverse stock split, stock dividend or otherwise, the number of shares of Registrable Securities shall be proportionately increased or decreased. For purposes of Sections 3 and 13 only, the term "Registrable Securities" shall include (i) the Management Group Shares and (ii) any other shares of Common Stock and 13.75% Preferred Stock (including shares of Common Stock and 13.75% Preferred Stock subsequently acquired by any Management Person) that during the term of this Agreement becomes beneficially owned by any Management Person.

          (c) The term "Selling Investors" shall mean holders of Registrable Securities that are selling such Registrable Securities pursuant to a registration under this Agreement.

     2.   Demand Registration.

          (a) If the Company shall receive from the Apollo Investors a written request to register shares of Registrable Securities, the Company shall prepare and file a registration statement under the Securities Act covering the shares so requested to be registered, and shall use its best efforts to cause as expeditiously as possible such registration statement to become effective; provided, however, that the shares of Common Stock for which registration has been requested shall constitute not less than 5% of all of the Apollo Shares (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering, including, without limitation, an initial public offering, would exceed $10 million) and the shares of 13.75% Preferred Stock for which registration has been requested shall have a reasonably anticipated aggregate price to the public in excess of $5 million. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within ninety (90)

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days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of shares of Common and/or 13.75% Preferred Stock shall have been entitled to join pursuant to Sections 3 or 4 of this Agreement and in which there shall have been effectively registered all shares of Common and/or 13.75% Preferred Stock as to which registration shall have been requested. Except as set forth above, there shall be no limit to the number of registrations that may be requested pursuant to this Section 2; provided, however, that the Company shall be obligated to register the Common and/or 13.75% Preferred Stock pursuant to this Section 2 on no more than one occasion during any six-month period.

          (b) The Apollo Investors shall have the right to select underwriters, if any, from time to time in connection with the sale of Registrable Securities pursuant to this Section 2, subject to the approval of the Company, which approval shall not be unreasonably withheld.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the Apollo Investors, shares of Common and/or 13.75% Preferred Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the successful marketing (including pricing) of the Common and/or 13.75% Preferred Stock to be sold.

Except for registration statements on Form S-4, S-8 or any successor forms thereto, the Company will not file with the Commission any other registration statement under the Securities Act with respect to its Common and/or 13.75% Preferred Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from the Apollo Investors pursuant to this
Section 2 until the completion of the period of distribution of the registration contemplated thereby.

          (d) Company's Rights to Defer Registration. If the Company is requested to effect a registration pursuant to this Section 2 and the Company furnishes to the Apollo Investors a copy of a resolution of the Board of Directors (the "Board") of the Company certified by the secretary of the Company stating that in the good faith judgment of the Board it would be materially adverse to the Company for such registration statement to be filed on or before the date such filing would otherwise be required hereunder, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request for such registration from the Apollo Investors; provided, however, that such right to delay a request shall only be exercised by the Company once during any twelve-month period.

     3. Incidental Registration. If the Company at any time (other than pursuant to Section 2 or Section 4 of this Agreement) proposes to register any of its Common and/or 13.75% Preferred Stock under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Forms S-4, S-8 or such other form which is not available for registering Common or 13.75% Preferred Stock for sale to the public), each such time it shall give written notice to the Apollo Investors and the Management Persons of its intention so to do. Upon the written request of the Apollo Investors or any Management Person received by the Company within 20 days after the giving of

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any such notice by the Company to register any of their Common and/or 13.75%
Preferred Stock (which request shall state the intended method of disposition thereof), the Company shall use its best efforts to cause the Common and/or 13.75% Preferred Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Selling Investors (in accordance with its written request), of such Common and/or 13.75% Preferred Stock so registered. Alternatively, the Company may include such Common and/or 13.75% Preferred Stock in a separate registration statement to be filed concurrently with the registration statement for the securities to be filed by the Company. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common and/or 13.75% Preferred Stock for the account of the Company, the number of Registrable Securities to be included in such underwritten pubic offering may be reduced if the managing underwriter advises the Company that the inclusion of all such Common and/or 13.75% Preferred Stock proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Common Stock and/or 13.75% Preferred Stock to be offered thereby, in which event the number of shares of Common and/or 13.75 Preferred Stock proposed to be included in such registration shall be allocated among the Company and the Selling Investors proportionately, such that the number of shares that the Company and the Selling Investors shall be entitled to sell shall be included in the following order:

               (i) first, the shares of Common Stock and/or 13.75% Preferred Stock held by the Apollo Investors;

               (ii) second, the shares of Common Stock and/or 13.75% Preferred Stock held by the Company; and

               (iii) third, the shares of Common Stock and/or 13.75% Preferred Stock held by the Management Persons, pro rata based upon the number of shares of Common Stock and/or 13.75% Preferred Stock owned by each such Management Person at the time of such registration.

             Except as set forth above, there shall be no limit to the number of registrations that may be requested pursuant to this Section 3.

     4. Registration on Form S-3. If at any time (a) the Apollo Investors request that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Common and/or 13.75% Preferred Stock held by them, the reasonably anticipated aggregate price to the public of which would exceed $5 million and (b) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such shares of Common and/or 13.75% Preferred Stock, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Common and/or 13.75% Preferred Stock specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Common and/or 13.75% Preferred Stock, each of the procedures and requirements of
Section 2 shall apply to such registration; provided, however, that the requirements contained in Section 2(a) shall not

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apply to any registration on Form S-3 which may be requested and obtained under this Section 4. The Company shall be obligated to register Common and/or 13.75% Preferred Stock pursuant to this Section 4 on no more than one occasion during any three-month period. The Company may at its option elect that any requested registration pursuant to this Section 4 be delayed for a period not in excess of thirty (30) days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any twelve month period. Except as set forth above, there shall be no limit to the number of registrations that may be requested pursuant to this Section 4.

     5. Obligations of the Company. If and whenever the Company is required under Sections 2, 3 or 4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the Commission a registration statement (which, (i) in the case of an underwritten public offering pursuant to Section 2 shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter and (ii) in the case of a registration statement on Form S-1, shall be filed within ninety (90) days after receipt of requisite request from the Selling Investors for registration and, in the case of a registration statement on any other form including Form S-2 and S-3, shall be filed within forty-five (45) days after receipt of requisite request from the Selling Investors for registration) with respect to the Common and/or 13.75% Preferred Stock and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to one hundred twenty (120) days or such longer period as the Company may agree upon, or until the distribution has been completed, whichever occurs first;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective as provided in Section 5(a) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) furnish to the Selling Investors such numbers of copies of the registration statement, the prospectus, including a preliminary prospectus, and of each amendment and supplement (in each case, including all exhibits), in conformity with the requirements of the Securities Act and such other documents as the Selling Investors may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions in such states as shall be reasonably necessary to facilitate an orderly distribution of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such jurisdiction in which, but for the requirements of this Section 5, it would not otherwise be obligated to be so qualified or to file a general consent to service of process in any such states or jurisdictions; provided, further, that the Company will be required to consent to service of process in actions arising out of or in connection with the sale of any Registrable Securities;

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     (e) enter into such agreements (including an underwriting agreement, if applicable) and take such other actions in connection therewith in order to expedite or facilitate a disposition of the Common and/or 13.75% Preferred Stock to be registered;

     (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed or quoted (as the case may be) on any securities exchange or automated quotation system on which the Common and/or 13.75% Preferred Stock is then listed or quoted, and if the Common and/or 13.75% Preferred Stock is not already so listed or quoted at such time, to use its best efforts promptly to cause all such securities to be listed on either the New York Stock Exchange or the American Stock Exchange or to be quoted on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") and to provide a transfer agent and registrar for the Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

     (g) use its best efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters;

     (h) notify the Selling Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon occurrence of any event as a result of which, or if the Company becoming otherwise aware that, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Selling Investors, prepare and furnish to the Selling Investors a reasonable number of copies of the amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the Selling Investors of such Registrable Securities under the registration statement, such prospectus shall not include an untrue statement of a material fact or a misstatement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) make available for inspection by representatives of the Selling Investors, any underwriter participating in any disposition to be effected pursuant to such registration statement and any attorney, accountant or other agent retained by the Selling Investors, or any such underwriter all financial and other records, pertinent corporate documents and properties and cause the Company's officers, directors and employees to supply all information reasonably requested by the Seller Investors, any underwriter and any attorney, accountant or other agent in connection with such registration statement;

     (j) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal;

     (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with

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the first fiscal quarter beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (l) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by the Selling Investors (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

          The Selling Investors agree that, upon receipt of any notice from the Company of the happening of any event described in Section 5(h), the Selling Investors will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until the Selling Investors receipt of the copies of the supplemental or amended prospectus contemplated by Section 5(h), and, as so directed by the Company, the Selling Investors will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Selling Investors possession, of the prospectus covering such Registrable Securities covered by such registration statement current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(a) shall be extended by the number of days during the period from the date of the giving of such notice pursuant to
Section 5(h) and through the date when the Selling Investors shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(h).

          In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten public offering, the Company and the Selling Investors agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees and expenses) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Common and/or 13.75% Preferred Stock, but excluding any Selling Expenses, are herein referred to as "Registration Expenses." "Selling Expenses" as used herein mean all underwriting discounts and selling commissions applicable to the sale of Common and/or 13.75% Preferred Stock.

          The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 or 4. All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the Selling Investors in proportion to the number of shares of Common and/or 13.75% Preferred Stock sold by each, or by such Selling Investors other than the Company (except to the extent the Company shall be a seller of Common and/or 13.75% Preferred Stock) as they may agree.

     7. Indemnification and Contribution.

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     (a) In the event of a registration of any Common and/or 13.75% Preferred
Stock under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless, to the full extent permitted by law, each Selling Investor, its officers, directors and affiliates and each person controlling such Selling Investor, with respect to any registration, qualification, listing or compliance effected pursuant to Sections 2, 3 and 4 of this Agreement, and each underwriter, if any (including any broker or dealer which may be deemed an underwriter), and each person who controls any underwriter (including any such broker or dealer), against any losses, claims, damages, liabilities and expenses, joint or several, to which they may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal and state laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common and/or 13.75% Preferred Stock was registered under the Securities Act pursuant to Sections 2, 3, or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay or reimburse such Selling Investor, each such underwriter and each such director, officer and affiliate and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company (i) will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Investor, any such underwriter or any such controlling person, as the case may be, in writing specifically for use in such registration statement, prospectus, amendment or supplement and (ii) will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, such consent not to be unreasonably withheld or delayed.

     (b) In the event of a registration of any Common and/or 13.75% Preferred Stock under the Securities Act pursuant to Sections 2, 3 or 4, each Selling Investor will indemnify and hold harmless the Company, each person, if any, who controls the Company, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state laws or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with information pertaining to such Selling Investor, as such, furnished in writing to the company by such Selling Investor specifically for use in such registration statement under which such Common and/or 13.75% Preferred Stock was registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, and will pay or reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage,

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liability or action; provided, however, that (i) the liability of each Selling
Investor hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares of Common and/or 13.75% Preferred Stock sold by such Selling Investor under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by each Selling Investor from the sale of Common and/or 13.75% Preferred Stock covered by such registration statement, and
(ii) the Selling Investors shall not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Investors, such consent not to be unreasonably withheld or delayed.

        (c) Promptly after receipt by an indemnified party hereunder of written notice of any claim or the commencement of any action or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal or other professional expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable fees and expenses of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation against an indemnified party, shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, unless such indemnified party shall otherwise consent in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party reasonably concludes that there may be legal defenses available to such indemnified party with respect to such claim which are different from or additional to those available to any other of such indemnified parties or that a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in

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which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

        (d) If the indemnification provided for in this Section 7 is for any reason held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any claims referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such claims (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party and the indemnified party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party in connection with the action or inaction which resulted in such claims, as well as any other relevant equitable considerations. In connection with any registration of the Company's securities, the relative benefits received by the indemnifying party and the indemnified party shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the indemnifying party and the indemnified party, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    8.  Rule 144 Reporting and Other Requirements.

        (a) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Common and/or 13.75% Preferred Stock to the public without registration, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

              (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

              (ii) use it best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (iii) furnish to the Selling Investors forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Selling Investors may reasonably request in availing itself of any rule or regulation of the Commission allowing the Selling Investors to sell any Common and/or 13.75% Preferred Stock without registration.

        (b) Whenever the Selling Investors undertake to resale or otherwise distribute Registrable Securities pursuant to Rule 144A ("Rule 144A") of the Securities Act, and in the event the Company shall not be subject to either
Section 13 or 15(d) of the Exchange Act, the Company shall, upon request from the Selling Investors, furnish to the Selling Investors and to prospective purchasers identified by the Selling Investors, a disclosure document containing the following information:

            (i) a brief statement of the nature of the Company's business and the products and/or services offered by it;

            (ii) the Company's audited financial statements (including the balance sheet and profit and loss and retained earnings statements) for the most recent two fiscal years; and

            (iii) such other information as required or necessary to comply with the Securities Act.

    9.  Preemptive Rights; Exceptions; Exercise Procedure; Combinations.

        (a) In the event that the Company proposes to issue (a "Proposed Issuance") any Common and/or 13.75% Preferred Stock or any securities containing options or rights to acquire any Common and/or 13.75% Preferred Stock or any securities convertible into or exchangeable for Common and/or 13.75% Preferred Stock ("New Securities") to any person (a "Purchasing Party"), other than pursuant to the exceptions specified below, the Company shall deliver a notice, with respect to such Proposed Issuance, to the Apollo Investors setting forth the identity of the Purchasing Party and the price, terms and conditions of the Proposed Issuance. The Apollo Investors shall have the right (the "Preemptive Right"), exercisable as hereinafter provided, to participate in such issuance of New Securities (the "Offered Securities") on a pro rata basis in accordance with the respective aggregate number of shares of Common and/or 13.75% Preferred Stock, as applicable, held by the Apollo Investors on the date of such notice from the Company by purchasing an amount of such New Securities not to exceed in the aggregate the number of shares of New Securities proposed to be issued multiplied by a fraction, the numerator of which shall be the aggregate number of shares of Common and/or 13.75% Preferred Stock owned by the Apollo Investors on the date of such notice from the Company and the denominator of which shall be the total number of shares of Common and/or 13.75% Preferred Stock outstanding on such date, such purchase to be at the same price and on the same terms and conditions as the Proposed Issuance.

        (b) Anything to the contrary notwithstanding, the Preemptive Rights provided for herein shall not be applicable to: (i) any Proposed Issuance of New Securities that is to serve as consideration for the acquisition of fifty (50%) percent or more of the stock or assets of another entity by the Company or the Company's subsidiaries or in connection with any merger, consolidation, reorganization or similar transaction involving the Company; (ii) any Proposed Issuance of New Securities as part of any offering of Common and/or 13.75% Preferred Stock to the public that is registered pursuant to an effective registration statement filed by the Company under the Securities Act; and (iii) any stock split or Proposed Issuance of New Securities as a dividend.

        (c) The Preemptive Rights shall be exercisable by delivery of notice (the "Purchaser Notice") to the Company given within thirty (30) days after receipt by the Apollo Investors of notice of the Proposed Issuance. If the Apollo Investors shall fail to respond to the Company within the 30-day notice period, such failure shall be regarded as a rejection of such Apollo Investors' right to exercise their Preemptive Right. The closing of any purchase by the Apollo Investors under this Section 9 shall be held on the forty-fifth (45th) day after the date on which the Apollo Investors received notice of the Proposed Issuance, or at such other time and place upon which the parties to the transaction may agree. At such closing, the Apollo Investors shall deliver payment in full for such New Securities in cash in money of the United States that at the time of payment is legal tender for payment of public and private debts and all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate. At such closing, the Company may issue and sell to a Purchasing Party such portion of the Offered Securities as have not been purchased by the Apollo Investors pursuant to the exercise of their Preemptive Rights at the same price and on the same terms and conditions as the Offered Securities sold to the Apollo Investors. The Purchasing Party shall be bound by the terms and conditions of this Agreement.

        (d) In the event of a Proposed Issuance of New Securities, which Proposed Issuance is subject to the Preemptive Rights under this Section 9 and which is offered only in combination with the purchase of debt, debt securities or securities convertible or exchangeable into debt, the Preemptive Rights shall apply to the combination and the Apollo Investors shall be entitled and required to purchase its pro rata share of both the debt and equity components of such combination on the basis set forth in Section 9(a).

    10. Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersede all prior written or oral agreements, contemporaneous oral agreements, understandings and negotiations between the parties with respect to the subject matter hereof.

    11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules thereof.

    12. Consent to Jurisdiction. The parties hereto hereby consent and agree that they shall commence any action with respect to any claims or disputes between the parties hereto pertaining to this Agreement or to any matter arising out of or related to this Agreement in the United States District Court for the Southern District of New York, so long as the action falls within the subject matter jurisdiction of such court. In the event any such action shall be determined by the court to be outside its subject matter jurisdiction, then the parties agree to commence any such action in the Supreme Court of New York County, New York and to take such action as may be necessary to effect assignment of such action to the Commercial Part of that court. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court. Each party hereto irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in accordance herewith.

     13. Amendments and Waivers. This Agreement may be amended or waived from time to time by an instrument in writing signed by the Company and the holders of a majority of Registrable Securities as of the date the vote is taken and the vote of the Registrable Securities owned by the Apollo Investors; provided, that this Agreement may be amended by the Company without the consent of any holder of Registrable Securities to cure any ambiguity or to cure, correct or supplement any defective provisions contained herein, or to make any other provisions with respect to matters or questions hereunder as the Company may deem necessary or advisable so long as such action does not affect adversely the interest of any holder of Registrable Securities.

     14. Headings. The headings included in this Agreement are for convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     15. Notices. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, registered first-class mail, next-day air courier, telex, facsimile, telecopier, or similar writing:

               (i)   If to an Apollo Investor, to such Apollo Investor at:

                     c/o Apollo Management, L.P.
                     1301 Avenue of the Americas
                     38th Floor
                     New York, New York 10019
                     Attention: Joshua J. Harris
                     Telephone: (212) 515-3200
                     Facsimile: (212) 515-3232

               (ii)  If to the Company, to:

                     Quality Distribution, Inc.
                     3802 Corporex Park Drive
                     Tampa, Florida 33619
                     Attention: Chief Executive Officer and President
                     Telephone: (800) 282-2031
                     Facsimile: (813) 630-9637

                     with a copy to:

                     O'Sullivan LLP
                     30 Rockefeller Plaza
                     New York, New York 10112
                     Attention: Stewart A. Kagan
                     Telephone: (212) 408-2442
                     Facsimile: (212) 408-2420

               (iii) If to a Management Person, to the attention of such
                     Management Person at the Company's address set forth in
                     (ii )above;
                                                                              13

               (iv) All such notices and communications shall be deemed to have been duly given: (A) when delivered by hand, if personally delivered;
          (B) five (5) business days after being deposited in the mail, postage prepaid, if mailed; (C) one (1) business day after being timely dispatched postage prepaid, if by same-day or next-day courier; (D) when answered back, if telexed; (E) when receipt acknowledged, if sent by facsimile transmission and (F) if given by any other means, when delivered at the addresses referred to in this Section 15. Any of the above addresses may be changed by notice made in accordance with this
          Section 15.

          16. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

          17. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and assigns and other Persons expressly named herein.

          18. Remedies, Waivers. No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. The parties to this Agreement acknowledge and agree that the breach of any of the terms of this Agreement will cause irreparable injury for which an adequate remedy at law is not available. Accordingly, it is agreed that either party shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof without the requirement of posting any bond. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

          19. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of contempt jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

         20. Termination. The provisions of this Agreement shall terminate and be of no further effect upon (a) as to all parties, upon the mutual consent of the parties and (b) as to the Apollo Investors and the Management Persons, any such party ceasing to own or have rights to acquire Registrable Securities.

          21. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          22. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                       QUALITY DISTRIBUTION, INC.

                       By:  /s/ Thomas L. Finkbiner
                           ---------------------------------------
                           Name: Thomas L. Finkbiner
                           Title: President and Chief Executive Officer


                       APOLLO INVESTMENT FUND III, L.P.
                       By: Apollo Advisors II, L.P., its general partner
                       By: Apollo Capital Management II, Inc., its general
                             partner


                       By: /s/ Marc Becker
                          ---------------------------------------
                           Name: Marc Becker
                           Title:

                       APOLLO OVERSEAS PARTNERS III, L.P.
                       By: Apollo Advisors II, L.P., its general partner
                       By: Apollo Capital Management II, Inc., its general
                             partner

                       By: /s/ Marc Becker
                          ---------------------------------------
                           Name: Marc Becker
                           Title:

                       APOLLO (U.K.) PARTNERS, L.P.
                       By: Apollo Advisors II, L.P., its general partner
                       By: Apollo Capital Management II, Inc., its general
                             partner

                       By: /s/ Marc Becker
                          ---------------------------------------
                           Name: Marc Becker
                           Title:

                                                     /s/ Thomas L. Finkbiner
                                                     ---------------------------
                                                     Thomas L. Finkbiner



                                                     /s/ Michael A. Grimm
                                                     ---------------------------
                                                     Michael A. Grimm



                                                     /s/ Dennis R. Farnsworth
                                                     ---------------------------
                                                     Dennis R. Farnsworth



                                                     /s/ Keith J. Margelowsky
                                                     ---------------------------
                                                     Keith J. Margelowsky



                                                     /s/ Denny R. Copeland
                                                     ---------------------------
                                                     Denny R. Copeland



                                                     /s/ Douglas B. Allen
                                                     ---------------------------
                                                     Douglas B. Allen

                                                                    Schedule I

                               Management Persons

Douglas B. Allen

Dennis R. Copeland

Dennis R. Farnsworth

Thomas L. Finkbiner

Michael A. Grimm

Keith J. Margelowsky

                                                                         ANNEX A

                                                  Number of Additional
                                                    Shares of 13.75%
Holder                                              Preferred Stock
------------------------------------------------ ----------------------

Apollo Investors
----------------
Apollo Investment Fund III, L.P.                       357,920
Apollo Overseas Partners III, L.P.                      22,890
Apollo (U.K.) Partners III, L.P.                        14,190

Management Persons
------------------
Thomas L. Finkbiner                                      5,000
Douglas B. Allen                                         1,000
Denny R. Copeland                                        1,000
Dennis R. Farnsworth                                     1,000
Michael A. Grimm                                         1,000
Keith J. Margelowsky                                     1,000